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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) : December 9, 1998

                                  T-NETIX, INC.
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               (Exact name of registrant as specified in charter)


         COLORADO                     0-25016                    84-1037352
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(State or Other Jurisdiction        (Commission                (IRS Employer
Incorporation or Organization)      File Number)             Identification No.)

           67 INVERNESS DRIVE EAST, SUITE 100 ENGLEWOOD, CO   80112
           ----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (303) 790-9111



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ITEM 5.  OTHER EVENTS.

         In a press release dated December 9, 1998, T-NETIX, Inc. announced that Thomas J. Huzjak resigned as the company's chairman of the board, chief executive officer and president. Mr. Alvyn A. Schopp has been named the company's chief executive officer and president. Mr. Daniel M. Carney was elected by the company's board of directors to serve as the chairman of the board. A copy of the press release is attached as Exhibit A hereto.



ITEM 8.  CHANGE IN FISCAL YEAR.

         In a press release dated December 10, 1998, T-NETIX, Inc. announced that it changed its fiscal year end from July 31 to December 31. The Company plans to file a Form 10-Q covering the five month transition period from August 1, 1998 to December 31, 1998. A copy of the press release is attached as Exhibit B hereto.


ITEM 7.  EXHIBITS

         (c)      Exhibits

         Exhibit 99.A       Registrants press release, dated December 9, 1998

         Exhibit 99.B       Registrants press release, dated December 10, 1998



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     T-NETIX, Inc.

Dated : December 15, 1998            BY:  /s/ Alvyn A. Schopp
                                          ------------------------------------
                                          Alvyn A. Schopp,
                                          Chief Executive Officer



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